================================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 9, 2001
                        (Date of earliest event reported)



                                 FIRSTMARK CORP.
             (Exact Name of Registrant as Specified in its Charter)


            Maine                       0-20806                   01-0389195
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)

                   P.O. Box 1398
                 Richmond, Virginia                       23218
      (Address of Principal Executive Offices)         (Zip Code)


               Registrant's telephone number, including area code:
                                 (804) 648-9048





================================================================================

Item 5.      Other Events.

         The press release issued by the Registrant on February 9, 2001 and attached hereto as Exhibit 99.1 is incorporated herein by reference.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

       (c)   Exhibits.

             99.1    Press release issued by the Registrant on February 9, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FIRSTMARK CORP.
                                       (Registrant)



Date:  February 12, 2001               By: /s/ Donald V. Cruickshanks
                                           -------------------------------------
                                           Donald V. Cruickshanks
                                           President and Chief Executive Officer

                                  Exhibit Index
                                  -------------


Exhibit
Number                              Document
------                              --------

 99.1           Press release issued by the Registrant on February 9, 2001.